Exhibit 10.11


                          LANDLORD CONSENT TO SUBLEASE
                          ----------------------------

     This Consent is entered into as of the 17th day of November, 2000, by and among CREEKSIDE SOUTH TRUST, a Maryland business trust ("Landlord"), E-LOAN, INC., a Delaware corporation ("Sublandlord"), and PAGOO, INC., a California corporation ("Subtenant").

                                    RECITALS:

A. Landlord , as landlord, and Sublandlord , as tenant, are parties to that certain lease agreement dated August 19, 1998, as amended and/or assigned by instruments dated September 11, 1998 and March 25, 1999 (collectively, the "Lease") pursuant to which Landlord has leased to Sublandlord certain premises containing approximately 68,263 rentable square feet (the "Premises") in Building C of the southern parcel of the Creekside Business Park (the "Building").

B. Sublandlord and Subtenant have entered into (or are about to enter into) that certain sublease agreement dated October 20, 2000 attached hereto as Exhibit A (the "Sublease Agreement") pursuant to which Sublandlord has agreed to sublease to Subtenant certain premises described as follows: 5875 Arnold Road, Suite 200, Dublin, California (the "Sublet Premises") constituting all or a part of the Premises.

C. Sublandlord and Subtenant have requested Landlord's consent to the Sublease Agreement.

D. Landlord has agreed to give such consent upon the terms and conditions contained in this Consent.

     NOW THEREFORE, in consideration of the foregoing preambles which by this reference are incorporated herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord hereby consents to the Sublease Agreement subject to the following terms and conditions, all of which are hereby acknowledged and agreed to by Sublandlord and Subtenant:

1. SUBLEASE AGREEMENT. Sublandlord and Subtenant hereby represent that a true and complete copy of the Sublease Agreement is attached hereto and made a part hereof as EXHIBIT A.

2. REPRESENTATIONS. Sublandlord hereby represents and warrants that Sublandlord (i) has full power and authority to sublease the Sublet Premises to Subtenant, (ii) has not transferred or conveyed its interest in the Lease to any person or entity collaterally or otherwise, and (iii) has full power and authority to enter into the Sublease Agreement and this Consent. Subtenant hereby represents and warrants that Subtenant has full power and authority to enter into the Sublease Agreement and this Consent.

3. INDEMNITY AND INSURANCE. Subtenant hereby assumes, with respect to Landlord, all of the indemnity and insurance obligations of the Sublandlord under the Lease with respect to the Sublet Premises for the term of the Sublease, provided that the foregoing shall not be construed as relieving or releasing Sublandlord from any such obligations.

4. NO RELEASE. Nothing contained in the Sublease Agreement or this Consent shall be construed as relieving or releasing Sublandlord from any of its obligations under the Lease, it being expressly understood and agreed that Sublandlord shall remain liable for such obligations notwithstanding anything contained in the Sublease Agreement or this Consent or any subsequent assignment(s), sublease(s) or transfer(s) of the interest of the tenant under the Lease. Sublandlord shall be responsible for the collection of all rent due it from Subtenant, and for the performance of all the other terms and conditions of the Sublease Agreement, it being understood that Landlord is not a party to the Sublease Agreement and, notwithstanding anything to the contrary contained in the

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                                                                   Exhibit 10.11


     Sublease Agreement, is not bound by any terms or provisions contained in the Sublease Agreement and is not obligated to Sublandlord or Subtenant for any of the duties and obligations contained therein.

5. ADMINISTRATIVE FEE. Upon Sublandlord's execution and delivery of this Consent, Sublandlord shall pay to Landlord the sum of $1,000.00 in consideration for Landlord's review of the Sublease Agreement and the preparation and delivery of this Consent.

6. NO TRANSFER. Subtenant shall not further sublease the Sublet Premises, assign its interest as the Subtenant under the Sublease Agreement or otherwise transfer its interest in the Sublet Premises or the Sublease Agreement to any person or entity without the written consent of Landlord, which Landlord may withhold in its sole discretion.

7. LEASE. In no event shall the Sublease Agreement or this Consent be construed as granting or conferring upon the Sublandlord or the Subtenant any greater rights than those contained in the Lease nor shall there be any diminution of the rights and privileges of the Landlord under the Lease. Without limiting the scope of the preceding sentence, (i) any construction or alterations performed in or to the Sublet Premises shall be performed with Landlord's prior written approval and in accordance with the terms and conditions of the Lease, and (ii) Landlord reserves the right to review, and Subtenant and Sublandord agree to furnish to Landlord, all documents and records relating to the sublease to establish the Transfer Premium (as defined in the Lease).

8. SERVICES. Sublandlord hereby authorizes Subtenant, as agent for Sublandlord, to obtain services and materials for or related to the Sublet Premises, and Sublandlord agrees to pay for such services and materials as additional Rent under the Lease upon written demand from Landlord. However, as a convenience to Sublandlord, Landlord may bill Subtenant directly for such services and materials, or any portion thereof, in which event Subtenant shall pay for the services and materials so billed upon written demand, provided that such billing shall not relieve Sublandlord from its primary obligation to pay for such services and materials.

9. ATTORNMENT. If the Lease or Sublandlord's right to possession thereunder terminates for any reason prior to expiration of the Sublease Agreement, Subtenant agrees, at the election of Landlord, to attorn to Landlord upon the then executory terms and conditions of the Sublease Agreement for the remainder of the term of the Sublease Agreement. If Landlord does not so elect, the Sublease Agreement and all rights of Subtenant in the Sublet Premises shall terminate upon the date of termination of the Lease or Sublandlord's right to possession thereunder.

10. SUBLANDLORD NOTICE ADDRESS. If Sublandlord is subleasing the entire Premises or otherwise vacating the Premises, Sublandlord shall provide Landlord with a new address for notices to Sublandlord under the Lease. If Sublandlord fails to provide Landlord with written notice of such new address, then Landlord may continue to send notices to Sublandlord at the address(es) provided in, and in accordance with the terms of, the Lease.

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                                                                   Exhibit 10.11


11. COUNTERPARTS. This Consent may be executed in counterparts and shall constitute an agreement binding on all parties notwithstanding that all parties are not signatories to the original or the same counterpart provided that all parties are furnished a copy or copies thereof reflecting the signature of all parties.

IN WITNESS WHEREOF, Landlord, Sublandlord and Subtenant have executed this Consent as of the date set forth above.

                                          LANDLORD:

                                          CREEKSIDE SOUTH TRUST,
                                          a Maryland business trust

                                          By:  /s/ GARY E. BLOCK
                                               -----------------------------
                                          Name:  Gary E. Block

                                          Title:  Vice President

                                          SUBLANDLORD:

                                          E-LOAN, INC.
                                          a, Delaware corporation

                                          By:  /s/ JOSEPH J. KENNEDY
                                               -----------------------------
                                          Name:  Joseph J. Kennedy

                                          Title:  President & COO

                                          TENANT:

                                          PAGOO, INC.,
                                          a California corporation

                                          By:  /s/ JOHN JACQUAY
                                               -----------------------------
                                          Name:  John Jacquay

                                          Title:  President & CEO

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                                                                   Exhibit 10.11


                                    EXHIBIT A

                               SUBLEASE AGREEMENT



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